Exhibit 10.7

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”), dated as of June 12, 2026, is executed by and between M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (the “Company”), and the counterparty designated as “Buyer” in the signature page hereto (“Buyer”), in connection with that certain Letter Agreement, dated as of July 31, 2024 (the “Agreement”), by and among the Company, MI7 Sponsor, LLC, a Delaware limited liability company (as assignee of M3-Brigade Sponsor V LLC) (the “Sponsor”), the other parties thereto, and each person who has become a party thereto by entering into a joinder agreement in accordance with the terms thereof. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

By the execution of this Joinder Agreement, Buyer agrees as follows:

1. Buyer is a party to that certain Voting Support and Non-Redemption Agreement, dated as of June 12, 2026, by and among the Sponsor, Buyer, the Company, ReserveOne, Inc. and ReserveOne Holdings, Inc. (the “NRA”), pursuant to which the Sponsor has agreed to transfer to Buyer a number of Sponsor’s private placement warrants issued by the Company (the “Private Placement Warrants”) as set forth on the signature page of the NRA.

2. Upon the transfer of the Private Placement Warrants to Buyer, without any further action required, Buyer hereby automatically joins in, and agrees to become a party to and be bound by and subject to, the provisions set forth in Subsections 7(b) and (c) of the Agreement applicable to the Sponsor, solely as such terms relate to the transfer of the Private Placement Warrants. For the avoidance of doubt, Buyer shall not be subject to the provisions of the Agreement with respect to any Offering Shares (as defined in the Agreement) that it may own.

3. The undersigned hereby acknowledge and agree that upon the transfer of the Private Placement Warrants, Buyer shall be bound only by Subsections 7(b) and (c) of the Agreement, solely to the extent such provisions relate to the Private Placement Warrants and for the avoidance of doubt, Buyer shall not be subject to any other provision of the Agreement, and no provision of the Agreement shall apply to any Offering Shares that it may own.

4. Each of the Company and the Sponsor represent and warrant to Buyer that each of the Company and the Sponsor have obtained all consents, approvals, waivers or authorizations required to be obtained from any individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity in connection with the limited joinder contemplated hereby and the matters contemplated herein.

5. Any notice required or permitted by the Agreement shall be given to Buyer at the address listed below its name on the signature page hereto.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date set forth above.

BUYER:

[______________]

By:
Name:
Title:

Address:

[Signature Page to Joinder Agreement – Letter Agreement (Private Placement Warrants)]

ACKNOWLEDGED AND AGREED:

MI7 SPONSOR, LLC

By:
Name:
Title:

M3-BRIGADE ACQUISITION V CORP.

By:
Name:
Title:

[Signature Page to Joinder Agreement – Letter Agreement (Private Placement Warrants)]